          Exhibit 4(a)

          NUMBER                  ELDER-BEERMAN                           SHARES

                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

                         THE ELDER-BEERMAN STORES CORP.      SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS


                                                           CUSIP 284470 10 1



          THIS CERTIFIES THAT

                                   SPECIMEN

          IS THE OWNER OF
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF



                         THE ELDER-BEERMAN STORES CORP.

          transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

          IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signature of its duly authorized officer.

          Dated:

                                                  Countersigned and Registered:
                                                  NORTHWEST BANK MINNESOTA, N.A.
                                                  Transfer Agent and Registrar

                                                  By


                                                  AUTHORIZED SIGNATURE


   /s/ Frederick J. Mershad    /s/ John A. Muskovich  /s/ Scott J. Davido

   CHAIRMAN OF THE BOARD AND   PRESIDENT AND CHIEF    SENIOR VICE PRESIDENT AND
   CHIEF EXECUTIVE OFFICER     OPERATING OFFICER      SECRETARY
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                         THE ELDER-BEERMAN STORES CORP.
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                   UTMA - ______ Custodian _______
                                                        (Cust)           (Minor)
TEN ENT - as tenants by entireties              under Uniform Transfer to Minors
                                                Act_____________________________
JT TEN  - as joint tenants with right                         (State)
          of survivorship and not as
          tenants in common

    Additional abbreviations may also be used though not in the above list.
--------------------------------------------------------------------------------
     The Corporation will furnish to any shareholder without charge within five days after receipt of a written request therefor a copy of the express terms of the shares represented by this Certificate and of the other class or classes and series of shares the Corporation is authorized to issue. Any such request should be made to the Secretary of the Corporation at its principal place of business.

     This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between The Elder-Beerman Stores Corp. and Norwest Bank Minnesota, N.A., dated as of December 30, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of The Elder-Beerman Stores Corp. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this Certificate. The Elder-Beerman Stores Corp. will mail to the holder of this Certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

For value received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[____________________________________]__________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                          _________________________________________________

                               _________________________________________________
                               NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular without alteration or enlargement, or any change whatever.


SIGNATURE GUARANTEED